Financial instruments and risk management	6 Months Ended
Jun. 30, 2026
Financial Instruments [Abstract]
Financial instruments and risk management	Financial instruments and risk management
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from deposits with banks and outstanding receivables. The Company trades only with recognized, creditworthy third parties. Due to the Company’s diversified customer base, there is no particular concentration of credit risk related to the Company’s trade and other receivables. Trade and other receivables are monitored on an ongoing basis to ensure timely collection of amounts.

The carrying values of cash and cash equivalents, trade and other receivables, trade and other payables, and the Amended Facility approximate fair values due to the short-term nature of these items or being carried at fair value. The risk of material change in fair value is not considered to be significant. The Company does not use derivative financial instruments to manage this risk.

Contingent consideration is classified as a Level 3 financial instrument as the inputs are not observable and there is no market based activity. The fair value of the contingent consideration has been calculated using discounted cash flows and was $3,400 as at the date of acquisition. During the three and six months ended June 30, 2026, there were no transfers of amounts between levels in the fair value hierarchy.